                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 31, 1996



                        ICF KAISER INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


   Delaware                    File No. 1-12248                  54-1437073
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


                               9300 Lee Highway
                         Fairfax, Virginia 22031-1207
         (Address of principal executive offices, including zip code)



                                 703-934-3600
             (Registrant's telephone number, including area code)

Item 2.        Acquisition or Disposition of Assets
               ------------------------------------

          Effective December 31, 1996, the Registrant sold the majority of its equity interests in entities that own and operate a pulverized coal injection
(PCI) facility to affiliates of Constellation Power, Inc., of Baltimore, Maryland (the "Disposition of PCI"). The PCI facility, which is located at U.S. Steel Group's Gary Works in Gary, Indiana, provides pulverized coal to four blast furnaces at the site. The Registrant, which designed and constructed the PCI facility, has operated it from its start-up in February 1993 to January 1, 1997, when affiliates of Constellation Power began operating it. Affiliates of Constellation Power have an option to purchase the Registrant's remaining equity interest in the facility in January 1998. The principle followed in determining the amount of consideration received was a discounted cash flow analysis. The expected impact of the Disposition of PCI will be a substantial gain in the Registrant's fourth quarter 1996 results.

                UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

          The following tables set forth historical financial information for the Registrant and pro forma financial information giving effect to the Disposition of PCI and application of the assumed proceeds therefrom (collectively, the "Pro Forma Transactions"). The pro forma statement of operations data are presented as if the Pro Forma Transactions had occurred as of March 1, 1995, and the pro forma balance sheet is presented as if the Pro Forma Transactions had occurred on September 30, 1996. The pro forma adjustments are described in detail in the accompanying notes. These pro forma results have been prepared for comparative purposes only and do not purport to indicate what would have occurred had the transactions actually occurred at the dates indicated, or of results which may occur in the future. This pro forma financial information should be read in conjunction with the notes thereto and the historical consolidated financial statements of the Registrant on file with the U.S. Securities and Exchange Commission.

                Unaudited Pro Forma Consolidated Balance Sheet
                           As of September 30, 1996
                                (in thousands)


                                                               (1)            (2)             (3)                (4)
                                                                             Pro Forma Adjustments            Pro Forma
                                                                          ---------------------------
                                                           ICF Kaiser     Disposition         Other             After
                                                           Historical        of PCI       Adjustments        Adjustments
                                                           -------------------------------------------------------------
ASSETS
Current Assets
  Cash and cash equivalents                                $   21,022     $  16,500       $         -        $   37,522
  Contract receivables, net                                   234,168             -                 -           234,168
  Prepaid expenses and other current assets                    10,780             -                 -            10,780
  Deferred income taxes                                        11,938         2,613                 -            14,551
                                                           ----------     ---------       -----------        ----------
    Total Current Assets                                      277,908        19,113                 -           297,021
                                                           ----------     ---------       -----------        ----------
Fixed Assets
  Furniture, equipment, and leasehold improvements             48,839        (1,365)                -            47,474
  Less depreciation and amortization                          (36,595)          852                 -           (35,743)
                                                           ----------     ---------       -----------        ----------
                                                               12,244          (513)                -            11,731
                                                           ----------     ---------       -----------        ----------

Other Assets
  Goodwill, net                                                50,510             -                 -            50,510
  Investments in and advances to affiliates                    12,168        (4,651)                -             7,517
  Due from officers and employees                                 986             -                 -               986
  Other                                                        20,719             -                 -            20,719
                                                           ----------     ---------       -----------        ----------
                                                               84,383        (4,651)                -            79,732
                                                           ----------     ---------       -----------        ----------
                                                           $  374,535     $  13,949       $         -        $  388,484
                                                           ==========     =========       ===========        ==========


LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Current portion of long-term debt                        $        -     $       -       $         -        $        -
  Accounts payable and subcontractors payable                  76,304             -                 -            76,304
  Accrued salaries and employee benefits                       59,721             -                 -            59,721
  Accrued interest                                              4,061             -                 -             4,061
  Other accrued expenses                                       14,869             -                 -            14,869
  Deferred revenue                                             14,648             -                 -            14,648
  Other                                                         6,296         3,633                 -             9,929
                                                           ----------     ---------       -----------        ----------
    Total Current Liabilities                                 175,899         3,633                 -           179,532
                                                           ----------     ---------       -----------        ----------
Long-term Liabilities
  Long-term debt, less current portion                        133,384             -                 -           133,384
  Other                                                         5,679             -                 -             5,679
                                                           ----------     ---------       -----------        ----------
                                                              139,063             -                 -           139,063
                                                           ----------     ---------       -----------        ----------
Commitments and Contingencies

Minority Interests in Subsidiaries                              6,441             -                 -             6,441

Redeemable Preferred Stock                                     19,940             -                 -            19,940
Common Stock                                                      224             -                 -               224
Additional Paid-in Capital                                     67,158             -                 -            67,158
Notes Receivable Related to Common Stock                       (1,732)            -                 -            (1,732)
Retained Earnings (Deficit)                                   (30,805)       10,316                 -           (20,489)
Cumulative Translation Adjustment                              (1,653)            -                 -            (1,653)
                                                           ----------     ---------       -----------        ----------
                                                           $  374,535     $  13,949       $         -        $  388,484
                                                           ==========     =========       ===========        ==========

           Unaudited Pro Forma Consolidated Statement of Operations
                     Nine Months Ended September 30, 1996
                    (In thousands, except per share amounts)


                                                              (1)            (2)              (3)               (4)
                                                                             Pro Forma Adjustments            Pro Forma
                                                                          ---------------------------
                                                           ICF Kaiser     Disposition         Other             After
                                                           Historical        of PCI       Adjustments        Adjustments
                                                        -------------------------------------------------------------------
GROSS REVENUE                                           $   1,023,410   $    (3,453)    $           -      $  1,019,957
  Subcontract and direct material costs                      (592,295)          752                 -          (591,543)
  Equity in income of joint ventures and
    affiliated companies                                        2,532        (2,025)                -               507
                                                        -------------   -----------     -------------      ------------
SERVICE REVENUE                                               433,647        (4,726)                -           428,921

OPERATING EXPENSES
  Direct cost of services and overhead                        354,658        (1,290)                -           353,368
  Administrative and general                                   49,979             -                 -            49,979
  Depreciation and amortization                                 7,840          (355)                -             7,485
                                                        -------------   -----------     -------------      ------------
OPERATING INCOME                                               21,170        (3,081)                -            18,089

OTHER INCOME(EXPENSE)
  Interest income                                                 944           (12)                -               932
  Interest expense                                            (12,829)            -               408 (a)       (12,421)
                                                        -------------   -----------     -------------      ------------

INCOME BEFORE INCOME TAXES
 AND MINORITY INTERESTS                                         9,285        (3,093)              408             6,600
  Income tax provision                                            840          (928)            2,068 (b)         1,980
                                                        -------------   -----------     -------------      ------------

INCOME BEFORE MINORITY INTERESTS                                8,445        (2,165)           (1,660)            4,620
  Minority interests in net income of subsidiaries              4,725             -                 -             4,725
                                                        -------------   -----------     -------------      ------------

NET INCOME(LOSS)                                                3,720        (2,165)           (1,660)             (105)
  Preferred stock dividends and accretion                       1,631             -                 -             1,631
                                                        -------------   -----------     -------------      ------------

NET INCOME(LOSS) AVAILABLE
 FOR COMMON SHAREHOLDERS                                $       2,089   $    (2,165)    $      (1,660)     $     (1,736)
                                                        =============   ===========     =============      ============

Primary and Fully Diluted
  Net Income(Loss) Per Common Share                     $        0.10                                      $      (0.08)
                                                        =============                                      ============

Primary and Fully Diluted Weighted Average
  Common and Common Equivalent Shares Outstanding              21,955                                            21,955
                                                           ==========                                      ============

          Unaudited Pro Forma Consolidated Statement of Operations
                      Ten Months Ended December 31, 1995
                   (In thousands, except per share amounts)

                                                             (1)               (2)              (3)                   (4)
                                                                             Pro Forma Adjustments                 Pro Forma
                                                                        -----------------------------------
                                                          ICF Kaiser       Disposition          Other                 After
                                                          Historical          of PCI          Adjustments          Adjustments
                                                      ---------------------------------------------------------------------------
GROSS REVENUE                                          $   916,744      $     (4,004)      $            -       $      912,740
  Subcontract and direct material costs                   (493,971)              753                    -             (493,218)
  Equity in income of joint ventures
    and affiliated companies                                 3,123            (1,240)                   -                1,883
                                                       -----------      ------------       --------------       --------------

SERVICE REVENUE                                            425,896            (4,491)                   -              421,405

OPERATING EXPENSES
  Direct cost of services and overhead                     359,887            (1,292)                   -              358,595
  Administrative and general                                40,647                 -                    -               40,647
  Depreciation and amortization                              8,357              (433)                   -                7,924
  Unusual items, net                                          (500)                -                    -                 (500)
                                                       -----------      ------------       --------------       --------------

OPERATING INCOME                                            17,505            (2,766)                   -               14,739

Other Income (Expense)
  Gain on sale of investment                                     -            11,336                    -               11,336
  Interest income                                            2,053               (10)                   -                2,043
  Interest expense                                         (13,255)                -                  363 (a)          (12,892)
                                                       -----------      ------------       --------------       --------------

INCOME BEFORE INCOME TAXES AND
  MINORITY INTERESTS                                         6,303             8,560                  363               15,226
  Income tax provision                                       2,091             1,712                 (758) (b)           3,045
                                                       -----------      ------------       --------------       --------------

INCOME BEFORE MINORITY INTERESTS                             4,212             6,848                1,121               12,181
  Minority Interests in net income of subsidiaries           1,960                 -                    -                1,960
                                                       -----------      ------------       --------------       --------------

NET INCOME                                                   2,252             6,848                1,121               10,221
  Preferred stock dividends and accretion                    1,803                 -                    -                1,803
                                                       -----------      ------------       --------------       --------------

NET INCOME AVAILABLE
  FOR COMMON SHAREHOLDERS                              $       449      $      6,848       $        1,121       $        8,418
                                                       -----------      ------------       --------------       --------------

Primary and Fully Diluted Net Income
  Per Common Share:                                    $      0.02                                              $         0.39
                                                       -----------                                              --------------

Primary and Fully Diluted Weighted Average
  Common and Common Equivalent
  Shares Outstanding                                        21,517                                                      21,517
                                                       -----------                                              --------------

Notes To Unaudited Pro Forma Consolidated Financial Statements

          Column 1 has been prepared from the Registrant's historical consolidated financial statements on file with the U.S. Securities and Exchange Commission. Column 2 has been prepared from the Registrant's accounts and represents the effect of the Disposition of PCI and the entities associated with the Disposition (including the option exercisable in 1998). Column 3 represents unaudited pro forma adjustments that the Registrant considers necessary to give effect to the Pro Forma Transactions other than the Disposition of PCI. Column 4 represents the unaudited pro forma results of operations and financial position of the Registrant after giving effect to the Pro Forma Transactions.

(a) To record, as a result of the Pro Forma Transactions, the effect of the reduction in interest expense of the Registrant's credit facility. It is assumed that proceeds from the Disposition of PCI will be reinvested in the Registrant's business activities and that such activities will provide funds to allow the Registrant to reduce borrowings under the credit facility.

(b)       To record the net effect on the income tax provision.



Item 5.        Other events
               ------------

          As reported in item 2 above, the Registrant sold the majority of its equity interests in entities that own and operate a pulverized coal injection
(PCI) facility to affiliates of Constellation Power, Inc., of Baltimore, Maryland; the expected impact of the Disposition of PCI will be a substantial gain in the Registrant's fourth quarter 1996 results.

          On December 23, 1996, the Registrant sold 15,000 units of 12% Senior Notes due in the year 2003, and associated warrants to purchase 105,000 shares of the Registrant's common stock. The approximately $14 million in net proceeds from the offering, together with borrowings under the Registrant's credit facility, were used on December 30, 1996, to repurchase $20 million of Series 2D Senior Preferred Stock, owned by EXOR America, Inc. of New York City. The Series 2D Senior Preferred Stock had a mandatory redemption date of January 13, 1997, and represented approximately 10 percent of the total shareholders vote. On December 30, 1996, the Registrant also repurchased (for a nominal price) all of the 2,680,952 Series 2D Warrants held by an affiliate of EXOR America. Following these repurchases, Mr. Gian Andrea Botta, the President of EXOR America, resigned from the Registrant's Board of Directors effective December 30, 1996.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ICF KAISER INTERNATIONAL, INC.
                                            (Registrant)


                                      /s/ Richard K. Nason
                                    ------------------------
                                    Richard K. Nason
                                    Executive Vice President and
                                    Chief Financial Officer
Date:   January 15, 1997